UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 30, 2014, Bluerock Residential Growth REIT, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated May 23, 2014 (the “Form 8-K”) in conjunction with the acquisition of a material, indirect equity interest of 76.806% in 574 condominium units being operated as an apartment community within a 774-unit condominium property known as Lansbrook Village located in Palm Harbor, Florida (the “Lansbrook Property”).

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the Lansbrook Property, which financial statements are filed as exhibits hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

2

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Real Estate Acquired.

Lansbrook Village

Page
Independent Auditor’s Report	F-1
Historical Statements of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2013, for the three months ended March 31, 2014 (unaudited) and for the three months ended March 31, 2013 (unaudited)	F-2
Notes to Historical Statements of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2013, for the three months ended March 31, 2014 (unaudited) and for the three months ended March 31, 2013 (unaudited)	F-3

(b) Pro Forma Financial Information.

Statements in this Current Report on Form 8-K/A, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and its other filings with the SEC.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: August 6, 2014	/s/ Christopher J. Vohs
Christopher J. Vohs Chief Accounting Officer and Treasurer

4

Independent Auditor’s Report

Board of Directors and Stockholders

Bluerock Residential Growth REIT, Inc.

New York, New York

We have audited the accompanying Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2013 of Lansbrook Village (the “Property”) acquired pursuant to the purchase agreement between Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership) and Bluerock Special Opportunity + Income Fund II, LLC and Bluerock Special Opportunity + Income Fund III, LLC.

Management’s Responsibility for the Historical Statements

Management is responsible for the preparation and fair presentation of the Historical Statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of Historical Statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of Lansbrook Village for the year ended December 31, 2013 and the three months ended March 31, 2014 and 2013, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Historical Statement was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of Lansbrook Village’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

Troy, Michigan

July 2, 2014

F-1

LANSBROOK VILLAGE
HISTORICAL STATEMENTS OF REVENUES AND CERTAIN DIRECT OPERATING EXPENSES
(Dollars in thousands)

	Year Ended December 31, 2013	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013
		(unaudited)	(unaudited)
Revenues
Rental income	$6,623	$1,718	$1,596
Other rental revenue	416	107	99
Total Revenues	7,039	1,825	1,695

Certain Direct Operating Expenses
Property operating expenses	1,493	417	348
Property taxes	648	140	148
Homeowners’ association dues	1,200	268	296
Management fees	272	75	66
Total Certain Direct Operating Expenses	3,613	900	858

Revenues in Excess of Certain Direct Operating Expenses	$3,426	$925	$837

See accompanying notes to historical financial statements.

F-2

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND

CERTAIN DIRECT OPERATING EXPENSES

1. Business

Lansbrook Village (the “Property”) consists of 574 units of a 774 unit condominium community located in Palm Harbor, Florida.

2. Basis of Presentation

The accompanying Historical Statements of Revenues and Certain Direct Operating Expenses have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Property’s revenues and expenses. The financial statements have been prepared on the accrual basis of accounting and require management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

In preparation of the accompanying Historical Statements, subsequent events were evaluated for recognition or disclosure through July 2, 2014, which is the date the financial statements were issued.

3. Unaudited Interim Information

In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the three month periods ended March 31, 2014 and 2013.

4. Revenues

The Property contains multifamily housing units occupied under various lease agreements with tenants. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Other income consists of charges billed to tenants for utilities, carport and garage rental, pets, administrative, application and other fees and is recognized when earned.

5. Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs includes property staff salaries, utilities, landscaping, insurance, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest, and professional fees are excluded from the financial statements.

F-3

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2013, and three months ended March 31, 2014, and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 and the pro forma consolidated statements of operations for the year ended December 31, 2013 and three months ended March 31, 2014 have been prepared to provide pro forma financial information with regard to each of the transactions referred to below. The pro forma condensed consolidated balance sheets give effect to each of the following transactions as if they had occurred on March 31, 2014. The pro forma consolidated statements of operations give effect to each of the following transactions as if they had occurred on January 1, 2013:

(1)	The purchase of an aggregate 48.61% indirect interest in Village Green of Ann Arbor Apartments, which the Company expects to consolidate on its balance sheet. The Company expects to consolidate based on the fact that the Company has voting rights in excess of what the Company’s indirect equity interest in Village Green of Ann Arbor Apartments would otherwise suggest, as we have the ability to direct activities and management of the property, even though we own less than 50% indirect equity interest in the property. The Company acquired the interest from SOIF II and Bluerock Special Opportunity + Income Fund III, LLC (“SOIF III”) in exchange for 486,084 shares of Class A common stock and the assumption of the existing mortgage or the property in the amount of $43.2 million.

(2)	The purchase of an aggregate 67.18% indirect interest in Villas at Oak Crest Apartments, which the Company expects to present under the equity method on its balance sheet. The Company acquired the interest from SOIF II in exchange for 200,143 shares of Class A common stock.

(3)	The purchase of an aggregate 60% indirect interest in Grove at Waterford Apartments, which the Company expects to consolidate on its balance sheet. The Company acquired a 6% interest from Bluerock Special Opportunity + Income Fund, LLC (“SOIF I”) in exchange for $582,000 in cash, and a 54% interest from SOIF II in exchange for 361,241 shares of Class A common stock and the assumption of the existing mortgage or the property in the amount of $20.1 million.

(4)	The purchase of an aggregate 100% interest in North Park Towers, which the Company expects to consolidate on its balance sheet. The Company acquired the interest from BR-NPT Springing Member, LLC in exchange for 282,759 units of limited partnership interest in our operating partnership, or OP Units and the assumption of the existing mortgage or the property in the amount of $11.5 million.

(5)	The purchase of an aggregate of an additional 36.75% indirect interest in Springhouse at Newport News, in which the Company already had a controlling interest. The Company acquired the additional interests from SOIF I in exchange for $3.5 million in cash.

(6)	The purchase of an aggregate 76.81% indirect interest in Lansbrook Village, which the Company expects to consolidate on its balance sheet. The Company acquired the interest from SOIF II and SOIF III in exchange for $14 million in cash and the assumption of the existing mortgage or the property in the amount of $42.0 million.

(7)	Amendment of the Company’s Operating Partnership Agreement.

(8)	To reflect the proceeds from the completion of our IPO, which occurred on April 2, 2014 and the use of the proceeds therefrom.

(9)	The sale of the Company’s 12.50% indirect equity interest in the Hillsboro property and the Company’s 24.70% indirect equity interest in the Creekside property.

F-4

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS INFORMATION

(Continued)

All completed acquisitions are accounted for using the acquisition method of accounting. The total consideration is allocated to the assets acquired and the liabilities assumed at their respective fair values on the date of acquisition. The fair value of these assets and liabilities is allocated in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”). The allocations of the purchase price for each of the acquisitions reflected in these unaudited pro forma condensed consolidated financial statements have not been finalized and are based upon preliminary estimates of fair values, which is the best available information as of the date of each acquisition. The final determination of the fair values of these assets and liabilities will be based on the actual valuations of tangible and intangible assets and liabilities that existed as of the date the transactions were completed. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities for each of these acquisitions could change significantly from those used in the accompanying unaudited pro forma condensed consolidated financial statements and could result in a material change in depreciation and amortization of tangible and intangible assets and liabilities.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only, and are not necessarily indicative of future results or of actual results that would have been achieved had the transactions been consummated as of the dates indicated.

F-5

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2014

	Bluerock Residential Growth REIT, INC. Historical (a)	Village Green of Ann Arbor (b)		Villas at Oak Crest (c)	Grove at Waterford (d)		North Park Towers (e)		Lansbrook Village (f)	Disposals / Held For Sale items (g)	Other items (h)		Pro Forma Total
ASSETS
Real Estate
Land	$25,750,000	$4,200,000		$-	$3,800,000		$1,400,000		$6,864,000	$-	$-		$42,014,000
Building and improvements	108,336,965	51,258,456		-	24,592,543		12,955,333		49,106,877	-	-		246,250,174
Construction in progress	14,200,628	-		-	-		-		-	-	-		14,200,628
Furniture, fixtures and equipment	3,473,879	955,731		-	811,440		494,753		1,081,080	-	-		6,816,883
Total Gross Operating Real Estate Investments	151,761,472	56,414,187		-	29,203,983		14,850,086		57,051,957	-	-		309,281,685
Accumulated depreciation	(5,551,525)	-		-	-		-		-	-	-		(5,551,525)
Total Net Operating Real Estate	146,209,947	56,414,187		-	29,203,983		14,850,086		57,051,957	-	-		303,730,160
Operating real estate held for sale, net	-	-		-	-		-		-	-	-		-
Total Net Real Estate Investments	146,209,947	56,414,187		-	29,203,983		14,850,086		57,051,957	-	-		303,730,160
Cash and cash equivalents	3,132,182	(432,000)		(123,602)	(582,000)		-		(13,863,859)	-	32,717,330		20,848,051
Restricted cash	1,996,482	-		-	-		-		357,900	-	-		2,354,382
Due from affiliates	4,287	-		-	-		-		-	-	-		4,287
Accounts receivables, prepaids and other assets	2,820,792	-		-	-		-		-	-	-		2,820,792
Investments in unconsolidated real estate joint ventures	1,216,564	-		3,038,985	-		-		-	(41,454)	-		4,214,095
In-place lease value, net	-	1,285,813		-	596,017		749,914		1,540,968	-	-		4,172,712
Deferred financing costs, net	689,131	432,000		-	-		-		836,712	-	-		1,957,843
Assets related to real estate held for sale	338,051	-		-	-		-		-	(338,051)	-		-
Total Assets	$156,407,436	$57,700,000		$2,915,383	$29,218,000		$15,600,000		$45,923,678	$(379,505)	$32,717,330		$340,102,322

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Mortgage payable	$100,312,816	$41,824,341		$-	$19,856,482		$11,500,000		$42,000,000	$-	$-		$215,493,639
Line of credit	7,571,223.00	-		-	-		-		-	-	(7,571,223)		-
Accounts payable	2,340,986	-		-	-		-		-	-	-		2,340,986
Other accrued liabilities	2,759,664	-		-	-		-		209,805	-	-		2,969,469
Due to affiliates	2,066,572	-		-	-		-		-	-	-		2,066,572
Distributions payable	-	-		-	-		-		-	-	-		-
Liabilities related to real estate held for sale	677,048	-		-	-		-		-	(677,048)	-		-
Total Liabilities	115,728,309	41,824,341		-	19,856,482		11,500,000		42,209,805	(677,048)	(7,571,223)		222,870,666

Commitments and contingencies	-	-		-	-		-		-	-	-		-
Redeemable common stock	-	-		-	-		-		-	-	-		-

Stockholders' Equity
Preferred stock, $0.01 par value, 250,000,000 shares authorized; none issued and outstanding	-	-		-	-		-		-	-	-		-
Common stock, $0.01 par value, 749,999,000 shares authorized; 2,413,811 shares issued and outstanding as of December 31, 2013	-	-		-	-		-		-	-	-		-
Class A common stock, $0.01 par value, 747,586,185 shares authorized; 4,345,887 shares issued and outstanding, pro forma	-	4,860		2,011	3,612		-		-	-	34,483		44,966
Class B-1 common stock, $0.01 par value, 402,302 shares authorized; 402,302 shares issued and outstanding, pro forma	3,536	-		-	-		-		-	-	-		3,536
Class B-2 common stock, $0.01 par value, 402,302 shares authorized; 402,302 shares issued and outstanding, pro forma	3,536	-		-	-		-		-	-	-		3,536
Class B-3 common stock, $0.01 par value, 402,302 shares authorized; 402,302 shares issued and outstanding, pro forma	3,536	-		-	-		-		-	-	-		3,536
Nonvoting convertible stock, $0.01 par value per share; 1,000 shares authorized, issued and outstanding	-	-		-	-		-		-	-	-		-
Additional paid-in-capital, net of costs	21,775,003	7,043,360		2,913,372	5,234,388		-		-	-	45,955,867	(i)	82,921,990
Cumulative distributions and net losses	(11,090,242)	668,684		-	146,111		-		(442,709)	435,040	(2,696,684	)(j)	(12,979,800)
Total Stockholders' Equity	10,695,369	7,716,904		2,915,383	5,384,111		-		(442,709)	435,040	43,293,666		69,997,764
Noncontrolling Interests
Operating Units	-	-		-	-		4,100,000	(k)	-	-	-		4,100,000
Partially Owned Properties	29,983,758	8,158,755	(l)	-	3,977,407	(l)	-		4,156,582 (l)	(137,497)	(3,005,113)		43,133,892
Total Noncontrolling interests	29,983,758	8,158,755		-	3,977,407		4,100,000		4,156,582	(137,497)	(3,005,113)		47,233,892
Total Equity	40,679,127	15,875,659		2,915,383	9,361,518		4,100,000		3,713,873	297,543	40,288,553		117,231,656
TOTAL LIABILITIES AND EQUITY	$156,407,436	$57,700,000		$2,915,383	$29,218,000		$15,600,000		$45,923,678	$(379,505)	$32,717,330		$340,102,322

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

F-6

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2014

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-Q as of March 31, 2014.

The total purchase price for the properties have been allocated based upon estimated fair value in accordance with ASC 805, Business Combinations, as follows. The allocations reflected in these unaudited pro forma condensed consolidated financial statements have not been finalized and are based upon preliminary estimates of fair values, which is the best available information as of the date of each acquisition. The final determination of the fair values of these assets and liabilities will be based on the actual valuations of tangible and intangible assets and liabilities that existed as of the date the transactions were completed. Mortgage payable for each property has been adjusted for estimated fair value.

(b)	Represents the purchase of an aggregate 48.61% indirect interest in Village Green of Ann Arbor Apartments, which the Company expects to consolidate on its balance sheet. The Company acquired the interest from SOIF II and Bluerock Special Opportunity + Income Fund III, LLC (“SOIF III”) in exchange for 486,084 shares of Class A common stock. The Company incurred a $432,000 lender loan assumption fee related to this acquisition that it capitalized as deferred financing costs and paid for in cash. Amounts are presented at fair value. A resulting gain of approximately $668,684 from the adjustment of fair value on the assumed debt is included in cumulative distributions and net losses.

(c)	Represents the purchase of an aggregate 67.18% indirect interest in Villas at Oak Crest Apartments, which the Company expects to present under the equity method on its balance sheet. The Company acquired the interest from SOIF II in exchange for 200,143 shares of Class A common stock. The Company incurred a $123,800 lender loan assumption fee related to this acquisition that capitalized as deferred financing costs, which are included in the Investments in unconsolidated real estate joint ventures, and paid for in cash. Amounts presented are at fair value.

(d)	Represents the purchase of an aggregate 60% indirect interest in Grove at Waterford Apartments, which the Company expects to consolidate on its balance sheet. The Company acquired a 6% interest from Bluerock Special Opportunity + Income Fund, LLC (“SOIF I”) in exchange for $582,000 in cash, and a 54% interest from SOIF II in exchange for 361,241 shares of Class A common stock. Amounts presented are at fair value. The historical cash and cash equivalents balances have been adjusted to reflect the Company’s use of cash to acquire the 6% interest from SOIF I. A resulting gain of approximately $146,111 from the adjustment of fair value on the assumed debt is included in cumulative distributions and net losses.

(e)	Represents the purchase of an aggregate 100% interest in North Park Towers, which the Company expects to consolidate on its balance sheet. The Company acquired the interest from BR-NPT Springing Member, LLC in exchange for 282,759 OP Units. Amounts are presented at fair value.

(f)	Represents the purchase of an aggregate 76.81% indirect interest in Lansbrook Village, which the Company expects to consolidate on its balance sheet. The Company acquired the interest from SOIF II and SOIF III in exchange for $14 million in cash.

(g)	Reflects the sale of the Company’s 12.50% indirect equity interest in the Hillsboro property that was accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interest in the Creekside property, to non-affiliated buyers, which was included in the Company’s historical consolidated balance sheet.

(h)	Other items have been adjusted to reflect:

F-7

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2014

(Continued)

•	the proceeds from the Company’s IPO, based on $50 million in gross proceeds adjusted for approximately $3.50 million in underwriting discounts and commissions and approximately $2.08 million in offering costs.

•	the Company’s purchase of an 36.75% additional indirect equity interest in Springhouse at Newport News, in which the Company already had a controlling interest, is consolidated in the historical balance sheet. The Company acquired the interest from SOIF I in exchange for $3.55 million in cash.

•	the Company paid approximately $579,447 in expenses related to the acquisitions, estimated based on 0.50% of the pro rata acquisition price for Springhouse at Newport News, Village Green of Ann Arbor, Villas at Oak Crest, and Grove at Waterford properties, and 1.50% of the acquisition price for North Park Towers.

•	the Company repaid the outstanding $7.57 million outstanding on its line of credit to SOIF II and SOIF III in cash.

(i)	Represents the $3.01 million of noncontrolling interest reflected in the historical consolidated balance sheet related to the additional interest acquired in Springhouse. The Company’s additional paid-in-capital, net of costs, is reduced by the aggregate $546,389 difference between the purchase price of the interest and the historical book value, plus net proceeds of $44.42 million and $2.12 million of issued LTIP Units.

(j)	Represents the approximately $579,447 in acquisition related expenses and the approximately $2.12 million in acquisition fees under the initial advisory agreement related to the acquisitions of the interests noted above, and was paid in exchange for 146,046 LTIP Units.

(k)	Represents the operating units’ interest in the fair value of the consolidated property’s net assets acquired at the date of acquisition, excluding deferred financing fees, and any share of the acquisition related expenses on the date of acquisition.

(l)	Represents the noncontrolling interest in the fair value of the consolidated property’s net assets acquired at the date of acquisition, excluding deferred financing fees, and any share of the acquisition related expenses on the date of acquisition.

F-8

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2014

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Village Green of Ann Arbor (b)		Villas at Oak Crest (c)	Grove at Waterford (d)		North Park Towers (e)		Lansbrook Village (f)		Discontinued Operations (g)	Other items (h)	Pro Forma Total
Revenue
Net rental income	$3,130,179	$1,472,432		$-	$688,659		$843,228		$1,717,689		$-	$-	$7,852,187
Other	130,476	121,115		-	66,607		104,376		106,997		-	-	529,571
Total revenues	3,260,655	1,593,547		-	755,266		947,604		1,824,686		-	-	8,381,758
Expenses
Property operating expenses	1,088,994	386,683		-	173,372		656,178		541,139		-	-	2,846,366
Management fees	119,215	57,845		-	27,193		39,577		75,148		-	-	318,978
Depreciation and amortization	1,107,971	461,232	(i)	-	231,690	(i)	147,099	(i)	538,405	(i)	-	-	2,486,397
General and administrative expenses	530,241	13,677		-	24,687		27,074		80,206		-	-	675,885
Asset management and oversight fees to affiliates	116,461	-		-	-		-		-		-	-	116,461
Real estate taxes and insurance	406,863	149,722		-	79,612		113,961		204,012		-	-	954,170
Acquisition costs	13,809	-		-	-		-		-		-	-	13,809
Total expenses	3,383,554	1,069,159		-	536,554		983,889		1,438,910		-	-	7,412,066
Other operating activities
Equity in earnings (loss) of unconsolidated joint ventures	(5,851)	-		106,688	-		-		-		399	-	101,236
Operating (loss) income	(128,750)	524,388		106,688	218,712		(36,285)		385,776		399	-	1,070,928
Other income (expense)
Equity in gain on sale of real estate asset of unconsolidated joint venture	-	-		-	-		-		-		-	-	-
Interest expense	(1,123,322)	(460,068	)(j)	-	(191,615	)(k)	(162,437	)(l)	(467,250	)(m)	-	-	(2,404,692)
Total other (expense) income	(1,123,322)	(460,068)		-	(191,615)		(162,437)		(467,250)		-	-	(2,404,692)

Net income (loss) from continuing operations	(1,252,072)	64,320		106,688	27,097		(198,722)		(81,474)		399	-	(1,333,764)

Discontinued operations
(Loss) income on operations of rental property	(62,736)	-		-	-		-		-		62,736	-	-
Loss on early extinguishment of debt	(879,583)	-		-	-		-		-		879,583	-	-
Gain on sale of joint venture interests	1,006,359	-		-	-		-		-		(1,006,359)	-	-
Gain (loss) from discontinued operations	64,040	-		-	-		-		-		(64,040)	-	-

Net (loss) income	(1,188,032)	64,320		106,688	27,097		(198,722)		(81,474)		(63,641)	-	(1,333,764)

Net (loss) income attributable to Noncontrolling Interest
Operating Units	-	-		-	-		-		-		-	(52,718)	(52,718)
Partially Owned Properties	(141,286)	33,056	(n)	-	10,839	(n)	-		(13,523	)(n)	(106,910)	-	(217,824)
Net (loss) income attributable to Noncontrolling Interest	(141,286)	33,056		-	10,839		-		(13,523)		(106,910)	(52,718)	(270,542)
Net (loss) income attributable to common shareholders	$(1,046,746)	$31,264	(o)	$106,688	$16,258	(o)	$(198,722	)(o)	$(67,951	)(o)	$43,269	$52,718	$(1,063,222)

Earnings (loss) per common share - continuing operations
Basic Income (Loss) Per Common Share	$(1.05)												$(0.19)
Diluted Income (Loss) Per Common Share	$(1.05)												$(0.19)

Earnings (loss) per common share - discontinued operations
Basic Income (Loss) Per Common Share	$0.06												$-
Diluted Income (Loss) Per Common Share	$0.06												$-

Weighted Average Basic Common Shares Outstanding	1,060,889												5,557,552
Weighted Average Diluted Common Shares Outstanding	1,060,889												5,557,552

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

F-9

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2014

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-Q for the three months ended March 31, 2014.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the three months ended March 31, 2014. Pro forma adjustments to historical included: increasing depreciation and amortization $53,049 and increasing interest expense $36,708.

(c)	Represents the purchase of the Villas at Oak Crest Property as if these assets had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company acquired from SOIF II earn a total 15.0% preferred return, calculated on the original $2.84 million contributed by SOIF II, compounded annually. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $106,688 of equity in earnings from unconsolidated joint ventures, for the three months ended March 31, 2014.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Grove at Waterford Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the three months ended March 31, 2014. Pro forma adjustments to historical included: increasing depreciation and amortization $231,690 and increasing interest expense $11,218.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the North Park Towers Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the three months ended March 31, 2014. Pro forma adjustments to historical included: increasing depreciation and amortization $147,099.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the three months ended March 31, 2014. Pro forma adjustments to historical included: increasing depreciation and amortization $538,405 and increasing interest expense $467,250.

(g)	Reflects the sale of the Company’s 12.50% indirect equity interest in the Hillsboro property that was accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interests in the Creekside property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(h)	Represents the operating units’ interest in the consolidated property’s net income (loss).

(i)	Represents depreciation and amortization expense for the three months ended March 31, 2014 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

F-10

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2014

(j)	Represents interest expense incurred on a $41.82 million mortgage loan that bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(k)	Represents interest expense incurred on a $19.86 million mortgage loan that bears a fixed interest rate of 3.86% and matures on May 1, 2019, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(l)	Represents interest expense estimated to have been incurred on the $11.50 million mortgage loan that bears a variable interest rate of approximately 5.65% and matures on January 6, 2024, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(m)	Represents interest expense estimated to have been incurred on the $42.00 million mortgage loan that bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(n)	Represents the noncontrolling interest in the consolidated property’s net income (loss).

(o)	Represents the Company’s interest in the consolidated property’s net income (loss).

F-11

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. (a)	Village Green of Ann Arbor (b)		Villas at Oak Crest (c)		Grove at Waterford (d)		North Park Towers (e)		Lansbrook Village (f)		Discontinued Operations (g)	Other items (h)	Pro Forma Total
Revenue
Net rental income	$8,429,512	$5,935,067		$-		$2,720,861		$3,442,086		$6,623,216		$-	$-	$27,150,742
Other	455,234	565,328		-		310,541		467,172		416,230		-	-	2,214,505
Total revenues	8,884,746	6,500,395		-		3,031,402		3,909,258		7,039,446		-	-	29,365,247
Expenses
Property operating expenses	2,602,150	1,988,466		-		735,016		1,857,373		2,364,890		-	-	9,547,895
Management fees	347,547	221,883		-		107,340		151,431		271,654		-	-	1,099,855
Depreciation and amortization	4,104,689	3,130,741	(i)	-		1,522,777	(i)	1,338,310	(i)	3,691,894	(i)	-	-	13,788,411
General and administrative expenses	2,123,260	101,301		-		58,875		195,145		127,131		(305)	-	2,605,407
Asset management and oversight fees to affiliates	361,816	-		-		-		-		-		(22,799)	-	339,017
Real estate taxes and insurance	823,310	608,777		-		334,238		449,294		849,810		-	-	3,065,429
Acquisition costs	191,277	-	(j)	-	(j)	-	(j)	-	(j)	-	(j)	-	-	191,277
Total expenses	10,554,049	6,051,168		-		2,758,246		3,991,553		7,305,379		(23,104)	-	30,637,291

Other operating activities
Equity in earnings (loss) of unconsolidated joint ventures	(102,939)	-		426,750		-		-		-		126,343	-	450,154)
Operating (loss) income	(1,772,242)	449,227		426,750		273,156		(82,295)		(265,933)		149,447	-	(821,890)
Other income (expense)
Equity in gain on sale of real estate asset of unconsolidated joint venture	1,604,377	-		-		-		-		-		(1,604,377)	-	-
Interest expense	(3,889,142)	(1,840,271	)(k)	-		(766,460	)(l)	(649,750	)(m)	(1,869,000	)(n)	-	-	(9,014,623)
Total other (expense) income	(2,284,765)	(1,840,271)		-		(766,460)		(649,750)		(1,869,000)		(1,604,377)	-	(9,014,623)

Net income (loss) from continuing operations	(4,057,007)	(1,391,044)		426,750		(493,304)		(732,045)		(2,134,933)		(1,454,930)	-	(9,836,513)

Discontinued operations
(Loss) income on operations of rental property	(356,546)	-		-		-		-		-		356,546	-	-
(Loss) income from discontinued operations	(356,546)	-		-		-		-		-		356,546	-	-

Net (loss) income	(4,413,553)	(1,391,044)		426,750		(493,304)		(732,045)		(2,134,933)		(1,098,384)	-	(9,836,513)

Net (loss) income attributable to Noncontrolling Interest
Operating Units	-	-		-		-		-		-		-	(342,362)	(342,362)
Partially Owned Properties	(1,442,552)	(714,879	)(o)	-		(197,322	)(o)	-		(354,334	)(o)	119,656	-	(2,589,431)
Net (loss) income attributable to Noncontrolling Interest	(1,442,552)	(714,879)		-		(197,322)		-		(354,334)		119,656	(342,362)	2,931,793)
Net (loss) income attributable to common shareholders	$(2,971,001)	$(676,165	)(p)	$426,750		$(295,982	)(p)	$(732,045	)(p)	$(1,780,599	)(p)	$(1,218,040)	$342,362	$(6,904,720)

Earnings (loss) per common share - continuing operations
Basic Income (Loss) Per Common Share	$(1.18)													$(1.24)
Diluted Income (Loss) Per Common Share	$(1.18)													$(1.24)

Earnings (loss) per common share - discontinued operations
Basic Income (Loss) Per Common Share	$(0.09)													$-
Diluted Income (Loss) Per Common Share	$(0.09)													$-

Weighted Average Basic Common Shares Outstanding	2,348,849													5,557,552
Weighted Average Diluted Common Shares Outstanding	2,348,849													5,557,552

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

F-12

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2013.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $1,537,809 and increasing interest expense $123,311.

(c)	Represents the purchase of the Villas at Oak Crest Property as if these assets had been acquired on January 1, 2013 and recorded under the equity method. Per the joint venture agreement, the interests the Company acquired from SOIF II earns a total 15.0% preferred return, calculated on the original $2.84 million contributed by SOIF II, compounded annually. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $426,750 of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2013.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Grove at Waterford Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $639,964 and increasing interest expense $34,848.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the North Park Towers Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2013. Pro forma adjustments to historical included: increasing depreciation and amortization $1,278,310 and increasing interest expense $228,916.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property as if these assets had been acquired on January 1, 2013. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the three months ended March 31, 2014. Pro forma adjustments to historical included: increasing depreciation and amortization $3,691,894 and increasing interest expense $1,869,000.

(g)	Reflects the sale of the Company’s 12.50% indirect equity interest in the Hillsboro property that was accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interests in the Creekside property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(h)	Represents the operating units’ interest in the consolidated property’s net income (loss).

(i)	Represents depreciation and amortization expense for the year ended December 31, 2013 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful life of 30 – 35 years for the building, 15 years for building and land improvements and five to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

F-13

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(Continued)

(j)	Acquisition expenses and fees of $2.70 million related to the acquisitions of interests noted above have been excluded due to their nature of being nonrecurring charges. This includes the approximately $2.12 million in acquisition fees under the initial advisory agreement related to the acquisitions calculated based on 2.50% of the pro rata acquisition price, as well as approximately $579,447 in acquisition related expenditures calculated based on 0.50% of the pro rata acquisition price for Springhouse at Newport News, Village Green of Ann Arbor, Villas at Oak Crest, and Grove at Waterford properties, and 1.50% of the acquisition price for North Park Towers.

(k)	Represents interest expense incurred on a $41.82 million mortgage loan that bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(l)	Represents interest expense incurred on a $19.86 million mortgage loan that bears a fixed interest rate of 3.86% and matures on May 1, 2019, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(m)	Represents interest expense estimated to have incurred on the $11.50 million mortgage loan that bears a variable interest rate of approximately 5.65% and matures on January 6, 2024, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(n)	Represents interest expense estimated to have incurred on the $42.00 million mortgage loan that bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2013. Amounts presented are at fair value.

(o)	Represents the noncontrolling interest in the consolidated property’s net income (loss).

(p)	Represents the Company’s interest in the consolidated property’s net income (loss).

F-14